UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 27, 2014

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 694-8822
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 (c)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, the Board of Directors of Bank of Hawaii Corporation (the “Company”) appointed Senior Executive Vice President Dean Y. Shigemura, age 50, Controller and Principal Accounting Officer of the Company effective August 1, 2014. Mr. Shigemura previously served for over the past 5 years as Senior Executive Vice President and Treasurer of the Company. Mr. Shigemura will continue to participate in the existing compensation plans available to officers of the Company and his existing compensation will remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2014	BANK OF HAWAII CORPORATION

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary